U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 24, 2009

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                                20-4647578
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                             1809 East Broadway #125
                              Oviedo, Florida 32765
                    (Address of principal executive offices)

                                 (757) 572-9241
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,  the terms "we",  "us",  "our",  "our company"  "Domark"
refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.01 below.

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

On July 16, 2008, DoMark executed a purchase agreement with Javaco, Inc. an Ohio corporation ("Javaco") whereby pursuant to the terms and conditions of that Agreement we completed the purchase of all the issued and outstanding shares of Javaco. Judith Vazquez, the President of Javaco, is the sister-in-law of R.
Thomas Kidd, our Chief Executive Officer. The Closing of the transaction occurred on July 18, 2008.

As consideration for all the issued and outstanding shares of Javaco, we issued the shareholders of Javaco, seven hundred and fifty thousand shares of our common stock, and common stock purchase warrants as follows: 20,000 common stock purchase warrants at an exercise price of $3.00 per share, expiring on December 31, 2008; 20,000 common stock purchase warrants at an exercise price of $4.00.

On August 24, 2009, 310 Holdings, Inc. ("310") and our company closed a Securities Purchase Agreement (the "Agreement") whereby the 310 purchased 100% of the issued and outstanding common shares of Javaco in exchange for $150,000 and the issuance of 2,500,000 shares of 310's common stock to Domark.

In connection with the Agreement, we have also assigned $9,997,134 of media credits in print and radio to 310 in exchange for the issuance of 1,000,000 shares of 310's common stock.

Except for the Agreement, there is no material relationship between the Company or its affiliates and any of the parties to the Agreement.

The foregoing description of the Agreement and the Media Credits Assignment is qualified in its entirety by reference to the Securities Purchase Agreement, and Media Credits Purchase and Assignment attached as Exhibit 2.1 and 10.1 respectively hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    2.1 Securities Purchase Agreement between 310 Holdings, Inc. and Domark International, Inc., dated August 24, 2009.

    10.1 Media Credits Purchase and Assignment between 310 Holdings, Inc. and Domark International, Inc., dated August 24, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DoMark International, Inc.


Date: August 28, 2009                  By: /s/ R. Thomas Kidd
                                           -------------------------------------
                                           R. Thomas Kidd
                                           Principal Financial Officer

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